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                                              This document contains 6 pages.
                                              The Exhibit Index is located on
                                              page 4.

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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported) June 17, 1996

        Mortgage Loan Asset Backed Pass-Through Certificates Trust 1996A
        ----------------------------------------------------------------
               (Name of Trust issuing Mortgage Loan Asset Backed
              Pass-Through Certificates, Series 1996A, Class A-1)


                         MLCC Mortgage Investors, Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     33-84894         59-3247986
  ----------------------------        ------------       ----------
  (State or Other Jurisdiction        (Commission     (I.R.S. Employer
       of Incorporation)              File Number)   Identification No.)


                         MLCC Mortgage Investors, Inc.
                           4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                          ----------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
                                                          --------------

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Item 7.  Financial Statements and Exhibits.


(c)    Exhibits.

         The following is filed herewith.  The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                               Description
         -----------                               -----------
         19.1                              Servicing Certificate and
                                           Statement to Certificateholders for
                                           Mortgage Loan Asset Backed Pass-Through
                                           Certificates, Series 1996A, for the
                                           June 17, 1996 distribution pursuant to
                                           Section 6.02 of the Pooling and Servicing
                                           Agreement among Merrill Lynch Credit
                                           Corporation, as Master Servicer, MLCC
                                           Mortgage Investors, Inc., as Company,
                                           and Bankers Trust Company of California,
                                           N.A., as Trustee, dated as of
                                           February 1, 1996.



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
                                  SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MERRILL LYNCH CREDIT
                                        CORPORATION, as Master Servicer
                                        and on behalf of MLCC MORTGAGE
                                        INVESTORS, INC.



                                   By:  /s/ STEVEN T. HARDY
                                        -----------------------------
                                        Name:  Steven T. Hardy
                                        Title: Vice President and
                                                 Controller


Dated:       6/17/96
       ------------------





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
                                 Exhibit Index

Exhibit No.                                                             Page
- -----------                                                             ----
         19.1      Servicing Certificate and Statement to
                   Certificateholders for Mortgage Loan
                   Asset Backed Pass-Through Certificates
                   Series 1996A                                         5





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